CornerCap Balanced Fund (CBLFX)

CornerCap Small-Cap Value Fund - Investor Shares (CSCVX)

CornerCap Large/Mid-Cap Value Fund (CMCRX)

Prospectus August 1, 2017

Through this Prospectus, the CornerCap Group of Funds offers shares of the CornerCap Balanced Fund, Investor Shares of the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund. CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (each a "Fund" and collectively, the "Funds") are three separate series representing separate portfolios of investments. The CornerCap Small-Cap Value Fund also offers Institutional Shares through a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

CornerCap Balanced Fund

CornerCap Balanced Fund
Investment Objective

The investment objective of the CornerCap Balanced Fund (the "Balanced Fund") is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (Fees paid directly from your investment)

The Balanced Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Balanced Fund, you may be charged a fee by the financial intermediary.

Balanced Fund's Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Balanced Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Balanced Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and/or Expense Reimbursement(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%

(1)The Balanced Fund bears a pro rata share of the fees and expenses of the other investment companies in which the Balanced Fund invests ("Acquired Funds"). The operating expenses in this fee table may not correlate to the expense ratio in the Balanced Fund's financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Balanced Fund, not the indirect costs of investing in the Acquired Funds.

(2)The Balanced Fund's Adviser, CornerCap Investment Counsel, Inc. ("Adviser") has contractually agreed to waive fees and reimburse the Balanced Fund for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to August 1, 2018 without the Board of Trustees' approval.

Example

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same, except that the contractual obligation to waive fees and reimburse expenses remains in effect only until August 1, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$367	$651	$1,460

www.CornerCapFunds.com1

CornerCap Balanced Fund

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Balanced Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund's performance. During the most recent fiscal year, the Balanced Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

To meet its investment objective, the Balanced Fund typically invests between 50% and 75% of its total assets in equity securities (common stock and preferred stock) and between 25-50% in fixed income securities (bonds and money market securities). The Balanced Fund may invest directly in equities or fixed income securities, or in exchange-traded funds ("ETFs") or other investment companies that hold securities in which the Balanced Fund may directly invest. The Balanced Fund will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities while pursuing its investment objective.

Although the Balanced Fund may invest in equity securities of companies of any size, the Balanced Fund invests primarily in U.S. common stocks of large-cap and mid-cap companies. The Adviser defines large-cap and mid-cap companies as those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase that the Adviser believes are attractively valued relative to the market. The market capitalization range of the Russell 1000® Index was $380.0 million to $750.3 billion as of June 30, 2017, and is expected to change frequently. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Balanced Fund. Fundametrics® evaluates all stocks in the Balanced Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Balanced Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Balanced Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") in one of their respective four highest ratings (for Moody's, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

Principal Risks

An investment in the Balanced Fund is subject to investment risks, including the risk of losing money on an investment in the Balanced Fund. The principal risks of the Balanced Fund are:

2Prospectus | August 1, 2017

CornerCap Balanced Fund

Bond Interest Rate Risk: An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Balanced Fund may invest. Given that interest rates are near historic lows, risks associated with rising interest rates are heightened.

Business and Company Risk: The Balanced Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Balanced Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Credit/Default Risk: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Balanced Fund could lose a substantial part, or even all, of its investment in a particular issue.

ETF and Other Investment Company Risk: By investing in the Balanced Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Balanced Fund invests in addition to the Balanced Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Balanced Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Mid-Cap Company Risk: Stocks of mid-cap companies may be more susceptible to market downturns and have more volatile stock prices, which may cause the value of the Balanced Fund to decline.

Mortgage-Related and Other Asset-Backed Securities Risk: The Balanced Fund's investments in mortgage-backed and asset-backed securities subject the Balanced Fund to risk of loss from economic or other factors affecting the value of these securities, including credit risk associated with the performance of the underlying mortgage properties or assets, adverse changes in economic conditions and circumstances, risk of losses or significant fluctuations in the value of the mortgage-backed security, loss of all or part of the premiums paid, and decline in the market value of the security.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Balanced Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Balanced Fund may invest in more heavily will vary.

Undervalued Stocks Risk: The Balanced Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

www.CornerCapFunds.com3

CornerCap Balanced Fund

Performance

The chart and table provide some indication of the risks of investing in the Balanced Fund by showing the changes in the performance from year to year and how the Balanced Fund's average annual returns for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was 5.23%.

During the period shown, the highest return for a quarter was 14.47% for the quarter ended June 30, 2009, and the lowest return was -14.18% for the quarter ended December 31, 2008.

The Balanced Fund's annual returns shown on the bar chart do not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4Prospectus | August 1, 2017

CornerCap Balanced Fund

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 05/24/97
Return Before Taxes	11.27%	8.35%	4.71%	5.63%
Return After Taxes on Distributions	10.85%	6.55%	3.41%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.64%	6.25%	3.50%	3.94%
Combined Index: 60% Russell 1000® Value Index and 40% Barclays U.S. Intermediate Government/ Credit Index (reflects no deduction for fees, expenses or taxes)	11.19%	9.61%	5.31%	6.97%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%	7.86%
Barclays U.S. Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%	4.84%

The return after taxes on distributions and sale of Balanced Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Balanced Fund shares at the end of the measurement period.

www.CornerCapFunds.com5

CornerCap Balanced Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Balanced Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Balanced Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Balanced Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since May 1997
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Balanced Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Balanced Fund by calling (888) 813-8637 (toll free) or writing to the Balanced Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Balanced Fund through your financial intermediary. The Balanced Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Balanced Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund, the Adviser and its related companies may pay the intermediary for the sale of Balanced Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Balanced Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

CornerCap Small-Cap Value Fund
Investment Objective

The investment objective of the CornerCap Small-Cap Value Fund (the "Small-Cap Value Fund") is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Small-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Small-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell Investor Shares indirectly through a financial intermediary instead of directly from the Small-Cap Value Fund, you may be charged a fee by the financial intermediary.

Small-Cap Value Fund - Investor Shares Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Small-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Small-Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Shares
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.30%

Example

This Example is intended to help you compare the cost of investing in the Investor Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Shares of the Small-Cap Value Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small-Cap Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Small-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Cap Value Fund Investor Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small-Cap Value Fund's performance. During the most recent fiscal year, the Small-Cap Value Fund's portfolio turnover rate was 129% of the average value of its portfolio.

www.CornerCapFunds.com7

CornerCap Small-Cap Value Fund

Principal Investment Strategies

The Small-Cap Value Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $18.5 million to $5.0 billion as of June 30, 2017, and is expected to change frequently. Under normal circumstances, the Small-Cap Value Fund will be invested in common stocks that the Adviser believes are attractively valued relative to their growth potential or undervalued in the market. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Small-Cap Value Fund. Fundametrics® evaluates all stocks in the Small-Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach intended to minimize human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily comprised of value-focused factors; however, for diversification purposes, it also includes additional factors, such as growth- and momentum-focused factors that the Adviser believes have low correlations to the Alpha Composite's value-focused factors. The Financial Warnings Overlay is then applied to the Small-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Small-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Principal Risks

An investment in the Small-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Small-Cap Value Fund. The principal risks of the Small-Cap Value Fund are:

Business and Company Risk: The Small-Cap Value Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Small-Cap Value Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Small-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Small-Cap Value Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Portfolio Turnover Risk: As a result of its trading strategies, the Small-Cap Value Fund may have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Small-Cap Value Fund expenses, which may lower the performance of the Small-Cap Value Fund and may also result in the realization of short-term capital gains.

8Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities, including REITs, are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Small-Cap Value Fund to decline.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Small-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Small-Cap Value Fund may invest in more heavily will vary.

Small-Cap Company Risk: Stocks of smaller companies may have more risks than larger companies and small-cap company securities may be more susceptible to market downturns and their prices may be more volatile, subjecting the Small-Cap Value Fund to investment losses.

Undervalued Stocks Risk: The Small-Cap Value Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

Performance

The chart and table provide some indication of the risks of investing in Investor Shares of the Small-Cap Value Fund by showing the changes in the performance from year to year and how the average annual returns of the Investor Shares of the Small-Cap Value Fund for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was -0.65%.

During the period shown, the highest return for a quarter was 31.05% for the quarter ended June 30, 2009, and the lowest return was -31.98% for the quarter ended December 31, 2008.

www.CornerCapFunds.com9

CornerCap Small-Cap Value Fund

The Small-Cap Value Fund's annual returns shown on the bar chart do not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Investor Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 09/30/92
Return Before Taxes	27.97%	17.02%	8.72%	10.16%
Return After Taxes on Distributions	26.06%	14.21%	7.08%	8.79%
Return After Taxes on Distributions and Sale of Fund Shares	16.26%	12.76%	6.55%	8.42%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%	11.31%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%	9.86%

The return after taxes on distributions and sale of Small-Cap Value Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Small-Cap Value Fund shares at the end of the measurement period.

10Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Small-Cap Value Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Small-Cap Value Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Small-Cap Value Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since September 1992
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) Investor Shares of the Small-Cap Value Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem Investor Shares directly from the Small-Cap Value Fund by calling (888) 813-8637 (toll free) or writing to the Small-Cap Value Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem Investor Shares of the Small-Cap Value Fund through your financial intermediary. The Small-Cap Value Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Small-Cap Value Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase Investor Shares of the Small-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Small-Cap Value Fund, the Adviser and its related companies may pay the intermediary for the sale of Small-Cap Value Fund Investor Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

www.CornerCapFunds.com11

CornerCap Large/Mid-Cap Value Fund

CornerCap Large/Mid-Cap Value Fund
Investment Objective

The investment objective of the CornerCap Large/Mid-Cap Value Fund (the "Large/Mid-Cap Value Fund") is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large/Mid-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Large/Mid-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Large/Mid-Cap Value Fund, you may be charged a fee by the financial intermediary.

Large/Mid-Cap Value Fund's Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Large/Mid-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Large/Mid-Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement(1)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

(1)The Large/Mid-Cap Value Fund's Adviser, CornerCap Investment Counsel, Inc. ("Adviser") has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to August 1, 2018 without the Board of Trustees' approval.

Example

This Example is intended to help you compare the cost of investing in the Large/Mid-Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Large/Mid-Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large/Mid-Cap Value Fund's operating expenses remain the same, except that the contractual obligation to waive fees and reimburse expenses remains in effect only until August 1, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$383	$684	$1,541

12Prospectus | August 1, 2017

CornerCap Large/Mid-Cap Value Fund

Portfolio Turnover

The Large/Mid-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Large/Mid-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Large/Mid-Cap Value Fund's performance. During the most recent fiscal year, the Large/Mid-Cap Value Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

To meet its investment objective, the Large/Mid-Cap Value Fund typically invests 80% or more of its net assets in U.S. common stocks of large-cap and mid-cap companies. The Adviser defines large-cap and mid-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase that the Adviser believes are attractively valued relative to the market. The market capitalization range of the Russell 1000® Index was $380.0 million to $750.3 billion as of June 30, 2017, and is expected to change frequently. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Large/Mid-Cap Value Fund. Fundametrics® evaluates all stocks in the Large/Mid-Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Large/Mid-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Large/Mid-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

The Large/Mid-Cap Value Fund may also invest in exchange-traded funds ("ETFs") or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest.

Principal Risks

An investment in the Large/Mid-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Large/Mid-Cap Value Fund. The principal risks of the Large/Mid-Cap Value Fund are:

Business and Company Risk: The Large/Mid-Cap Value Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Large/Mid-Cap Value Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Large/Mid-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue.

www.CornerCapFunds.com13

CornerCap Large/Mid-Cap Value Fund

ETF and Other Investment Company Risk: By investing in the Large/Mid-Cap Value Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Large/Mid-Cap Value Fund invests in addition to the Large/Mid-Cap Value Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Large/Mid-Cap Value Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Mid-Cap Company Risk: Stocks of mid-cap companies may be more susceptible to market downturns and have more volatile stock prices, which may cause the value of the Large/Mid-Cap Value Fund to decline.

Portfolio Turnover Risk: As a result of its trading strategies, the Large/Mid-Cap Value Fund may have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Large/Mid-Cap Value Fund expenses, which may lower the performance of the Large/Mid-Cap Value Fund and may also result in the realization of short-term capital gains.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Large/Mid-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Large/Mid-Cap Value Fund may invest in more heavily will vary.

Undervalued Stocks Risk: The Large/Mid-Cap Value Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

Performance

The chart and table provide some indication of the risks of investing in the Large/Mid-Cap Value Fund by showing the changes in the performance from year to year and how the Large/Mid-Cap Value Fund's average annual returns for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

14Prospectus | August 1, 2017

CornerCap Large/Mid-Cap Value Fund

The calendar year-to-date total return as of June 30, 2017 was 7.29%.

During the period shown, the highest return for a quarter was 27.65% for the quarter ended June 30, 2009, and the lowest return was -27.80% for the quarter ended December 31, 2008.

The Large/Mid-Cap Value Fund's annual returns shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 07/27/00
Return Before Taxes	13.96%	11.85%	4.27%	3.04%
Return After Taxes on Distributions	13.73%	10.25%	3.32%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	9.17%	3.27%	2.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%	6.97%

The return after taxes on distributions and sale of Large/Mid Cap Value Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Large/Mid Cap Value Fund shares at the end of the measurement period.

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CornerCap Large/Mid-Cap Value Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Large/Mid-Cap Value Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Large/Mid-Cap Value Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Large/Mid-Cap Value Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since September 1996*
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

*Mr. Quinn served as Portfolio Manager for the Large/Mid-Cap Value Fund's predecessor.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Large/Mid-Cap Value Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Large/Mid-Cap Value Fund by calling (888) 813-8637 (toll free) or writing to the Large/Mid-Cap Value Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Large/Mid-Cap Value Fund through your financial intermediary. The Large/Mid-Cap Value Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Large/Mid-Cap Value Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase shares of the Large/Mid-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Large/Mid-Cap Value Fund, the Adviser and its related companies may pay the intermediary for the sale of Large/Mid-Cap Value Fund Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large/Mid-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies

Details Regarding Principal Investment Strategies
Balanced Fund

Investment Objective: The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income. The Balanced Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Balanced Fund's policy to invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities is a non-fundamental policy and may be changed without shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: To meet its investment objective, the Balanced Fund normally will invest 50% to 75% of its total assets in equity securities (common stock and preferred stock) and between 25% and 50% of its total assets in fixed income securities (bonds and money market securities). The Adviser has chosen to allocate the Balanced Fund's assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (less than 5 years), fixed income securities may or may not provide higher returns than equity securities. The Balanced Fund may invest directly in equities or fixed income securities, or in ETFs or other investment companies that hold securities in which the Balanced Fund may directly invest.

The Balanced Fund invests primarily in common stocks of large-cap and mid-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market, but it may also invest in preferred stocks or other equity securities. Generally, the Balanced Fund's equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Balanced Fund. Fundametrics® evaluates all stocks in the Balanced Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Balanced Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Balanced Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

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Details Regarding Principal Investment Strategies

The Balanced Fund may also invest in fixed income securities such as obligations of the U.S. government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity, fixed or variable principal or dividend payments, if any, and varying reset terms, each depending on market and economic conditions. In addition, the Balanced Fund may hold cash or cash equivalents.

The Adviser selects securities from among approximately 900 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Balanced Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors, such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody's or S&P in one of their respective four highest ratings (for Moody's, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

The Balanced Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Balanced Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Balanced Fund may invest in high yield fixed income securities ("junk bonds") rated below the four highest ratings of Moody's or S&P, convertible securities and foreign securities (including those traded on a U.S. exchange).

There can be no assurance that the Balanced Fund will achieve its investment objective.

Small-Cap Value Fund

Investment Objective: The Small-Cap Value Fund's primary investment objective is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The Small-Cap Value Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Small-Cap Value Fund's 80% investment policy is non-fundamental and may be changed without Shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: To achieve its objective, the Small-Cap Value Fund normally invests more than 80% of its assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies having the characteristics described below. The Small-Cap Value Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, that guides buying and selling stocks by systematically evaluating candidates in the Small-Cap Value Fund's investable universe according to

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Details Regarding Principal Investment Strategies

fundamental factors, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as providing a risk overlay derived from fundamental and market characteristics, and diversification to manage risk.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Small-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Small-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

The remainder of the portfolio may be invested in short-term U.S. government obligations or cash-equivalent instruments. The investment strategy of the Small-Cap Value Fund, including the 80% policy, may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Small-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Small-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Small-Cap Value Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Small-Cap Value Fund may invest in convertible securities and other equity securities in pursuit of its investment objectives. The Small-Cap Value Fund may purchase foreign securities (including those listed on a U.S. exchange) to complement its investment objectives.

There can be no assurance that the Small-Cap Value Fund will achieve its investment objectives.

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Details Regarding Principal Investment Strategies

Large/Mid-Cap Value Fund

Investment Objective: The Large/Mid-Cap Value Fund's investment objective is long-term capital appreciation. The Large/Mid-Cap Value Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Large/Mid-Cap Fund's 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: The Large/Mid-Cap Value Fund typically invests 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in common stocks of large-cap and mid-cap U.S. companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for theLarge/Mid-Cap Value Fund. Fundametrics® evaluates all stocks in the Large/Mid Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Large/Mid-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Large/Mid-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

The Adviser selects securities from among approximately 900 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Large/Mid-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

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Details Regarding Principal Investment Strategies

The Large/Mid-Cap Value Fund may also invest in ETFs or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest. The Large/Mid-Cap Value Fund considers the underlying investments of ETFs or other investment companies in determining compliance with the Large/Mid-Cap Value Fund's 80% investment policy.

Assets of the Large/Mid-Cap Value Fund not invested in equity securities are typically invested in short-term U.S. government obligations or cash equivalent instruments; however, the Large/Mid-Cap Value Fund may also invest in corporate debt and other securities from time to time.

The Large/Mid-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Large/Mid-Cap Value Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Large/Mid-Cap Value Fund may invest in convertible securities, or other equity securities in pursuit of its investment objective. The Large/Mid-Cap Value Fund may purchase foreign securities (including, American Depository Receipts "ADRs") to complement its investment objective.

There can be no assurance that the Large/Mid-Cap Value Fund will achieve its investment objective.

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Principal Risks of Investing in the Funds

Principal Risks of Investing in the Funds

Like any investment, an investment in any of the Funds may lose money. Individual companies and sectors of the economy present their own set of unique risks, which may cause the Funds to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, some of which are set forth in the following pages. Additional risks applicable to the Funds are described in the Funds' Statement of Additional Information ("SAI") which is available upon request.

An investment in any of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks	Balanced Fund	Small-Cap Value Fund	Large/Mid-Cap Value Fund
Bond Interest Rate Risk	X		X**
Business and Company Risk	X	X	X
Credit/Default Risk	X		X**
Equity Security Risk	X	X	X
ETF and Other Investment Company Risk	X		X
Management Risk	X	X	X
Market Risk	X	X	X
Mid-Cap Company Risk	X	X*	X
Mortgage-Backed and Other Asset-Backed Securities Risk	X
Portfolio Turnover Risk		X	X
Real Estate Investment Trusts Risk		X
Regulatory Risk	X	X	X
Sector Risk	X	X	X
Small-Cap Company Risk		X
Undervalued Stocks Risk	X	X	X
Non-Principal Risks
Convertible Securities Risk	X	X	X
Currency Risk	X	X	X
Foreign Securities Risk	X	X	X
High Yield Fixed-Income Securities Risk	X

*Mid-Cap Company Risk is a non-principal risk of the Small-Cap Value Fund.

**Bond Interest Rate Risk and Credit/Default Risk are non-principal risks of the Large/Mid-Cap Value Fund.

Bond Interest Rate Risk: Bond prices will rise when interest rates fall and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. Given that interest rates are near historic lows, risks associated with rising interest rates are heightened. In

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Principal Risks of Investing in the Funds

addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality. The level of risk is also dependent on the credit quality of the individual bonds. A complete discussion of the various credit ratings of bonds is available in the Fund's SAI.

Business and Company Risk: The Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments. Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within the industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Credit/Default Risk: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks," reflected in the credit ratings assigned to bond issues by companies like Moody's or Standard & Poor's, may cause the price of an issuer's bond to decline and may affect liquidity for the bond. Normally, bonds with lower credit ratings will have higher yields than bonds with investment grade ratings, reflecting the relatively greater risk borne by an investor owning bonds with lower credit ratings.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.

ETF and Other Investment Company Risk: To the extent a Fund's investments are in ETFs or other investment companies, the cost of investing in the fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which a Fund invests in addition to a Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for the Fund may not perform to the market's or the Adviser's expectations. The Fund's performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company's particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of the Funds may decline.

Mid-Cap Company Risk: Stocks of mid-cap companies may have more risks than larger companies. In general, mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for

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Principal Risks of Investing in the Funds

the securities of a mid-cap company than for the securities of a large company. Due to these and other factors, mid-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile which may cause the value of a Fund to decline.

Mortgage-Backed and Asset-Backed Securities Risk: The Balanced Fund's investments in mortgage-backed and asset-backed securities subject the Fund to risk of loss from economic or other factors affecting the value of these securities. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which may have an adverse impact on mortgage-backed securities comprised of commercial properties and loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in the value of the mortgage-backed security, and result in losses, due to refinancing of mortgages or paying-off mortgages before they mature during a period of declining interest rates ; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Portfolio Turnover Risk: As a result of its trading strategies, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Small-Cap Value Fund and Large/Mid-Cap Value Fund expenses. High rates of portfolio turnover may lower the performance of the Small-Cap Value Fund and the Large/Mid-Cap Value Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Small-Cap Value Fund or the Large/Mid-Cap Value Fund realizes capital gains when investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund's taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. REITS' stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which a Fund may invest in more heavily will vary.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry and may cause the value of the Fund to decline to the extent it is invested in affected industries or companies. When an industry is subject to new or changing regulations, some companies will make a successful transition into and prosper under different regulatory requirements and other companies may have difficulty transitioning, which could negatively impact their performance and value.

Small-Cap Company Risk: Stocks of small-cap companies may have more risks than larger companies. In general, small-cap companies have less experienced management teams, serve smaller markets, and find it more difficult

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Principal Risks of Investing in the Funds

than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses. These investments may be volatile and highly speculative. Investors should be able to bear the potential of incurring substantial losses.

NON-PRINCIPAL RISKS

Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit/default risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and conversion price. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed-rate corporate bond.

Currency Risk: Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

Foreign Securities Risk: The Funds may invest in securities of foreign issuers, including, but not limited to, investing through American Depositary Receipts ("ADRs"). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or un-sponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

High-Yield Securities Risk. Investments in "high yield securities" or "junk bonds" are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under

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Principal Risks of Investing in the Funds

such circumstances, a Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds' SAI contains a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings.

26Prospectus | August 1, 2017

Management

Management
INVESTMENT ADVISER

The Investment Adviser is located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. In addition to the advisory services it provides to the Funds, the Adviser also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Adviser has managed the Balanced Fund since its inception on May 24, 1997, the Small-Cap Value Fund since its inception on September 30, 1992, and the predecessor entity to the Large/Mid-Cap Value Fund since its inception on August 31, 1996.

The Large/Mid-Cap Value Fund was converted from a predecessor entity that was a limited partnership. The Large/Mid-Cap Value Fund commenced operations as a mutual fund on July 27, 2000. Prior to July 29, 2010, the Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund; prior to October 11, 2004, as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund. As of December 11, 2004, the Large/Mid-Cap Value Fund's strategy was changed to multi-cap contrarian.

For its services to the Funds during their most recent fiscal year end, the Funds paid the Adviser the fees described below. All fees are expressed as an annualized percentage of the average net assets of each Fund.

	Balanced Fund	Small-Cap Value Fund	Large/Mid-Cap Value Fund
Advisory Fee	0.90%	0.90%	0.90%
Operating Service Fee	0.30%	0.40%	0.40%
Fee Waiver	(0.20)%	(0.00)%	(0.30)%
Total Fees	1.00%	1.30%	1.00%

* The Adviser has contractually agreed to waive fees and reimburse each of the Balanced Fund, the Small-Cap Value Fund - Investor Shares and the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%, 1.30% and 1.00%, respectively. To the extent a Fund incurs excluded expenses, the expense ratio will increase. These contractual agreements cannot be terminated prior to August 1, 2018, without the Board of Trustees' approval.

The Adviser is controlled by Mr. Thomas E. Quinn. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis since 1979. He is a Chartered Financial Analyst ("CFA") Charterholder and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is provided in the Funds' semi-annual report to the shareholders for the period ended September 30, 2016.

PORTFOLIO MANAGEMENT

CornerCap Balanced Fund. Mr. Quinn, Mr. J. Cannon Carr, Jr. and Mr. Jeffrey P. Moeller are the portfolio managers for the Balanced Fund. Mr. Quinn has managed the Balanced Fund since its inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, which were

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Management

primarily equity assets. Mr. Carr is Chief Investment Officer of the Adviser and has been with the firm since 2007. He leads the Adviser's investment committee, which oversees management of the Adviser's investment research and products, including the Balanced Fund. He assumed the formal role of co-manager in July 2013. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Moeller, portfolio manager and investment analyst with the Adviser, assumed the role of co-manager of the Balanced Fund in March 2005. Mr. Moeller has been with the Adviser since 2000, and his duties have included portfolio management, investment research and trading. Mr. Moeller is a CFA Charterholder.

CornerCap Small-Cap Value Fund. The Small-Cap Value Fund is jointly managed by Mr. Quinn, Mr. Carr and Mr. Moeller, the experience of each of whom is described above. Their primary responsibilities are portfolio management, investment strategy and research. Mr. Quinn has managed the Small-Cap Value Fund since its inception. Mr. Carr leads the Adviser's investment committee and oversees the small cap research process. He assumed the formal role of co-manager of the CornerCap Small-Cap Value Fund in July 2013. Mr. Moeller has been involved in the portfolio management of the Fund since March 2005 and assumed the formal role of co-manager in July 2013.

CornerCap Large/Mid-Cap Value Fund. The Large/Mid-Cap Value Fund is jointly managed by Mr. Quinn, Mr. Carr, and Mr. Moeller, the experience of each of whom is described above. Mr. Quinn has managed the Large/Mid-Cap Value Fund since inception and managed the Fund's predecessor, the Cornerstone MicroCap Fund, L.P., from its inception in September 1996. Mr. Carr oversees the investment research process and assumed the formal role of co-manager in July 2013. Mr. Moeller assumed the role of co-manager of the Large/Mid-Cap Value Fund in March 2005.

Additional Information about Portfolio Managers. The Funds' SAI contains more detailed information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

28Prospectus | August 1, 2017

Shareholder Information

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its net asset value ("NAV") and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. The NAV of each Fund or share class is determined by taking the market value of the total assets of each Fund or class, subtracting the liabilities of each Fund or class, and then dividing the result (net assets) by the number of outstanding shares of each Fund or class. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com which are subject to change without notice. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day. Since each Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund's portfolio may change on days when shareholders are not able to purchase or redeem Fund shares. Similarly, trading in certain portfolio investments may not occur on days when a Fund is open for business, as markets or exchanges other than the NYSE may be closed.

Shareholder Information
HOW TO CONTACT THE FUNDS

E-mail the Funds at:

cornercapfunds.ta@atlanticfundservices.com

Website Address:

www.cornercapfunds.com

Write the Funds:

CornerCap Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

CornerCap Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:

(888) 813-8637 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (888) 813-8637 (toll free) to obtain the ABA routing number and account number for the Funds.

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Shareholder Information

Each Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the closing bid. Corporate bonds, municipal bonds, certificates of deposit and U.S. government and agency obligations are priced based upon valuations provided by a recognized independent, third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Investments in non-exchange traded investment companies are valued at their NAV.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund's overall obligation to deter money laundering under federal law. The CornerCap Group of Funds' (the "Trust") Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Multiple Shares Classes. The Small-Cap Value Fund is offered in multiple share classes, including Institutional Shares, which are subject to a minimum initial investment of $1,000,000, and Investor Shares, which are subject to a minimum initial investment of $2,000. This Prospectus only offers Investor Shares of the Small-Cap Value Fund, shares of the

30Prospectus | August 1, 2017

Shareholder Information

Balanced Fund, and shares of the Large/Mid-Cap Value Fund. Please call (888) 813-8637 (toll free) for a prospectus for, or other information regarding, Institutional Shares of the Small-Cap Value Fund.

BUYING SHARES

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to "CornerCap Funds." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "CornerCap Funds." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to a Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:for shares offered through this Prospectus:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

The Small-Cap Value Fund accepts minimum initial investments of $1,000,000 for Institutional Shares, which the Small-Cap Value Fund offers through a separate prospectus.

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

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Shareholder Information

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Shareholder Information

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

By Internet

•Access the Fund website.

•Complete the application online.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet

•Log on to your account from the Fund website.

•Select the "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic

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Shareholder Information

investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 813-8637 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Funds may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 60 days of purchase.

The investment in securities of small capitalization or mid capitalization companies may make the Funds more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Each Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

34Prospectus | August 1, 2017

Shareholder Information

SELLING SHARES

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund's portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

A Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, a Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet

•Log on to your account from the Fund website.

•Select "Redemption" option under the "Account Listing" menu.

•Follow the instructions provided.

•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

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Shareholder Information

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 813-8637 (toll free) for additional information regarding systematic withdrawal plans.

Redemption Fee. The Funds each charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the applicable Fund. The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the applicable Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the applicable Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403 and 457 of the Internal Revenue Code;

•Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

•Omnibus level accounts where the fee will be assessed by the financial intermediary, according to the requirements outlined herein, and provided back to the Fund;

•Redemptions due to required minimum distributions;

•Redemptions due to death;

•Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•Redemption of shares initiated by a Fund (i.e., liquidation or merger of a Fund).

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your

36Prospectus | August 1, 2017

Shareholder Information

signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$2,000
Retirement Accounts	$2,000

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

EXCHANGING SHARES

You may exchange Fund shares for shares of other CornerCap Funds; however, such other shares may pay higher fees and have higher total expenses. Before making any exchange, be sure to review the prospectus for the class of shares you would like to receive closely and consider the differences of those shares with the shares you currently hold. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that

www.CornerCapFunds.com37

Shareholder Information

the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

By Internet •Log on to your account from the Fund website. •Select "Exchange" option under the "Account Listing" menu. •Follow the instructions provided.

RETIREMENT ACCOUNTS

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

DIVIDEND AND TAX INFORMATION

Distributions and Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by a Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") paid by a Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions

38Prospectus | August 1, 2017

Shareholder Information

may be reinvested. For federal income tax purposes, distributions to shareholders other than qualified retirement plans and accounts and other tax-exempt investors are treated the same whether they are received in cash or reinvested.

Taxes. Each Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes.

A Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital, which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of a Fund's shares and any gain on the transaction may be subject to federal income tax.

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Shareholder Information

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to a Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 28% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from that Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares") must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with that Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service ("IRS") for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, a Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions each Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, each Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Funds, please see the SAI and consult your tax advisor.

Organization. The Trust is a Massachusetts business trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders' meetings unless required by federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

40Prospectus | August 1, 2017

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information for the fiscal period ended March 31 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report dated March 31, 2017, which is available upon request.

	For the Years Ended March 31,
BALANCED FUND	2017		2016	2015	2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$12.70		$14.62	$15.51	$14.03		$13.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	(a)	0.22 (a)	0.22 (a)	0.23	(a)	0.24
Net realized and unrealized gain (loss) on investments	1.38		(0.75)	0.59	2.09		0.78
Total Income/(Loss) from Investment Operations	1.58		(0.53)	0.81	2.32		1.02

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.20)		(0.09)	(0.23)	(0.22)		(0.24)
Distributions from net realized gain on investments	—		(1.30)	(1.47)	(0.62)		(0.26)
Total Dividends and Distributions to Shareholders	(0.20)		(1.39)	(1.70)	(0.84)		(0.50)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	0.00	0.00	(a)(b)	0.00 (b)
Net asset value, End of Year	$14.08		$12.70	$14.62	$15.51		$14.03
Total Return	12.46%		(3.32)%	5.12%	16.76%		7.85%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$30,592		$25,615	$26,857	$23,521		$19,290
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.53%		1.61%	1.45%	1.54%		1.82%
Net expenses	1.00%		1.10%	1.10%	1.10%		1.10%
Gross expenses(c)	1.20%		1.27%	1.30%	1.30%		1.30%
PORTFOLIO TURNOVER RATE	60%		70%	87%	43%		40%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Financial Highlights

	For the Years Ended March 31,
SMALL-CAP VALUE FUND - INVESTOR SHARES	2017		2016		2015		2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$14.00		$15.55		$16.25		$13.74		$12.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	(a)	0.05	(a)	0.03	(a)	0.00	(a)(b)	0.10
Net realized and unrealized gain (loss) on investments	3.38		(0.60)		1.21		4.51		1.46
Total Income/(Loss) from Investment Operations	3.42		(0.55)		1.24		4.51		1.56

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.03)		(0.04)		(0.02)		—		(0.13)
Distributions from net realized gain on investments	(0.71)		(0.96)		(1.92)		(2.00)		(0.67)
Total Dividends and Distributions to Shareholders	(0.74)		(1.00)		(1.94)		(2.00)		(0.80)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	(a)(b)	0.00		0.00	(a)(b)	0.00	(b)
Net asset value, End of Year	$16.68		$14.00		$15.55		$16.25		$13.74
Total Return	24.40%		(3.29)%		8.21%		33.09%		12.70%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$77,455		$76,053		$85,177		$59,760		$36,600
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.26%		0.38%		0.17%		0.02%		0.74%
Net expenses	1.30%		1.30%		1.30%		1.30%		1.30%
Gross expenses	1.30%		1.45	%(c)	1.50	%(c)	1.50	%(c)	1.50	%(c)
PORTFOLIO TURNOVER RATE	129%		144%		112%		109%		131%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

42Prospectus | August 1, 2017

Financial Highlights

	For the Years Ended March 31,
LARGE/MID-CAP VALUE FUND	2017		2016		2015		2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$10.80		$13.75		$13.87		$10.88		$10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	(a)	0.13	(a)	0.15	(a)	0.12	(a)	0.10
Net realized and unrealized gain (loss) on investments	1.73		(1.07)		0.91		2.97		0.81
Total Income/(Loss) from Investment Operations	1.86		(0.94)		1.06		3.09		0.91

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.10)		(0.11)		(0.14)		(0.10)		(0.10)
Distributions from net realized gain on investments	—		(1.90)		(1.04)		—		—
Total Dividends and Distributions to Shareholders	(0.10)		(2.01)		(1.18)		(0.10)		(0.10)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00 (b)
Net asset value, End of Year	$12.56		$10.80		$13.75		$13.87		$10.88
Total Return	17.31%		(6.29)%		7.46%		28.42%		9.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$25,071		$13,170		$11,613		$10,852		$8,163
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.14%		1.07%		1.03%		0.98%		1.20%
Net expenses	1.00%		1.20%		1.20%		1.20%		1.20%
Gross expenses(c)	1.30%		1.44%		1.50%		1.50%		1.50%
PORTFOLIO TURNOVER RATE	82%		97%		125%		60%		43%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than$0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Annual and Semi-Annual Reports

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over the last fiscal year

Statements of Additional Information ("SAI")

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions by contacting the Funds at:

CornerCap Group of Funds
P.O. Box 588
Portland, ME, 04112
(888) 813-8637 (toll free)

The Funds' Prospectus, SAI and annual and semi-annual reports are also available, without charge, on the Funds' website at: www.cornercapfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.You may obtain copies of this information, for a duplication fee, by emailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfor@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Investment Company Act File No.: 811-04581

Distributor
Foreside Fund Services, LLC
www.foreside.com

WWW.CORNERCAPFUNDS.COM
888-813-8637

232-PRU-0817